UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 19, 2010

Date of Report (date of earliest event reported)

MICROFLUIDICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 0-11625

DELAWARE	04-2793022
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

30 Ossipee Road, Newton, MA	02464
(Address of Principal Executive Offices)	(Zip Code)

(617) 969-5452

(Registrant’s Telephone No., including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

On April 19, 2010 UHY LLP (“UHY”), Microfluidics International Corporation’s (the “Company”) independent registered public accounting firm, notified the Company that, effective April 16, 2010, its New England practice was acquired by Marcum LLP (“Marcum”).  UHY has further notified us that, as a result of this transaction, UHY will no longer have staff in New England and, UHY is resigning as our independent registered public accounting firm effective as of April 19, 2010.

The audit report of UHY on the financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2009 and 2008 and through April 19, 2010, there were: (i) no disagreements between the Company and UHY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided UHY a copy of the disclosures in this Form 8-K and has requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not UHY agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated April 21, 2010 furnished by UHY in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)

With the approval of the Audit Committee of the Company’s Board of Directors, effective April 19, 2010, Marcum was engaged as the Company’s new independent registered public accounting firm.

During the Company’s most two recent fiscal years ended December 31, 2009 and 2008 and through April 19, 2010, the Company did not consult with Marcum on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Marcum did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

16.1               Letter from UHY dated April 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICROFLUIDICS INTERNATIONAL CORPORATION
(Registrant)

April 22, 2010
	By:	/s/ Peter Byczko
Peter Byczko
Vice President of Finance and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

16.1	Letter from UHY LLP dated April 21, 2010.